Exhibit 99.1

Financial Supplement

2014, 2015 and 2016 (Full Years)
2017 (Quarters and Full Year)

Financial Results Adjusted for the Reclassification of Pension and Other Postretirement Benefit Costs

(Unaudited)

April 27, 2018

Barnes Group Inc.
Financial Supplement
2014, 2015 and 2016 (Full Years) and 2017 (Quarters and Full Year) Financial Results Adjusted for the Reclassification of Pension and Other Postretirement Benefit Costs

In March 2017, the Financial Accounting Standards Board amended its guidance related to the presentation of pension and other postretirement benefit costs. The amended guidance requires the bifurcation of net periodic benefit cost for pension and other postretirement plans. The service cost component of expense will be presented with other employee compensation costs in operating income, consistent with the current guidance. The other components of expense, however, will be reported separately outside of operating income. The guidance is effective for annual periods beginning after December 15, 2017 and interim periods within that reporting period. The Company will adopt the amended guidance during the first quarter of 2018. The amended guidance will be applied retrospectively for the presentation of the service cost component and the other components of net periodic benefit cost in the Consolidated Statements of Income.

The attached schedules detail the retrospective adjustments of the 2014, 2015 and 2016 financial results and segment information on a full year basis as well as the 2017 financial results and segment information on a quarterly and full year basis. In addition, Non-GAAP financial measures previously provided for the those periods have been adjusted herein and presented together with revised reconciliations to GAAP measures as retrospectively adjusted. The retrospective adjustments had no effect on the Company's previously reported net income, financial condition or cash flows.

This document is supplemental to related information previously included in (i) the Company’s financial statements set forth in its annual and quarterly periodic reports filed by the Company with the Securities and Exchange Commission ("SEC") for periods commencing and subsequent to January 1, 2014 and (ii) prior earnings releases issued for periods commencing and subsequent to January 1, 2014 (and which were included in the Company’s Current Reports on Form 8-K); and, accordingly, should be read in conjunction with the Company’s 2014, 2015, 2016 and 2017 Forms 10-K and the 2017 Forms 10-Q filed with the SEC.

Barnes Group Inc. Financial Results Adjusted for the Reclassification of Pension and Other Postretirement Benefit Costs
Unaudited
Dollars in thousands
	2014			2015			2016
Income Statement	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)
Net sales	$1,262,006	$—	$1,262,006	$1,193,975	$—	$1,193,975	$1,230,754	$—	$1,230,754
Cost of sales	829,648	(1,102)	828,546	782,817	(10,787)	772,030	790,299	(1,572)	788,727
Selling and administrative expenses	252,384	(91)	252,293	242,762	(4,359)	238,403	248,277	(546)	247,731
	1,082,032	(1,193)	1,080,839	1,025,579	(15,146)	1,010,433	1,038,576	(2,118)	1,036,458
Operating income	179,974	1,193	181,167	168,396	15,146	183,542	192,178	2,118	194,296
Operating margin	14.3%		14.4%	14.1%		15.4%	15.6%		15.8%
Interest expense	11,392	—	11,392	10,698	—	10,698	11,883	—	11,883
Other expense (income), net	2,082	1,193	3,275	(248)	15,146	14,898	(2,326)	2,118	(208)
Income from continuing operations before income taxes	166,500	—	166,500	157,946	—	157,946	182,621	—	182,621
Income taxes	45,959	—	45,959	36,566	—	36,566	47,020	—	47,020
Income from continuing operations	120,541	—	120,541	121,380	—	121,380	135,601	—	135,601
Income (loss) from discontinued operations, net of income taxes	(2,171)	—	(2,171)	—	—	—	—	—	—
Net income	$118,370	$—	$118,370	$121,380	$—	$121,380	$135,601	$—	$135,601

Non-GAAP Financial Measure Reconciliation	As Presented	Adjustments	As Adjusted (1)	As Presented	Adjustments	As Adjusted (1)	As Presented	Adjustments	As Adjusted (1)
Operating Income (GAAP)	$179,974	$1,193	$181,167	$168,396	$15,146	$183,542	$192,178	$2,118	$194,296
Männer short-term purchase accounting adjustments	8,504	—	8,504	1,481	—	1,481	—	—	—
Thermoplay short-term purchase accounting adjustments	—	—	—	1,167	—	1,167	—	—	—
FOBOHA short-term purchase accounting adjustments	—	—	—	—	—	—	2,316	—	2,316
Acquisition transaction costs	—	—	—	970	—	970	1,164	—	1,164
Restructuring/reduction in force	6,020	—	6,020	4,222	—	4,222	—	—	—
Contract termination dispute charges	—	—	—	2,788	—	2,788	3,005	—	3,005
Contract termination arbitration award	—	—	—	—	—	—	(1,371)	—	(1,371)
Pension lump-sum settlement charge	—	—	—	9,856	(9,856)	—	—	—	—
Operating Income as adjusted (Non-GAAP)(2)	$194,498	$1,193	$195,691	$188,880	$5,290	$194,170	$197,292	$2,118	$199,410
Operating Margin (GAAP)	14.3%		14.4%	14.1%		15.4%	15.6%		15.8%
Operating Margin as adjusted (Non-GAAP)(2)	15.4%		15.5%	15.8%		16.3%	16.0%		16.2%

Notes:
(1) Represents "As Reported" or "As Presented" financial information adjusted on a retrospective basis to reflect the impact of the reclassification of pension and other postretirement benefit costs.

(2) The Company has excluded the following from its "as adjusted Non-GAAP" financial measurements:

2014:  1) short-term purchase accounting adjustments related to its Männer acquisition and 2) restructuring charges related to the closure of production operations at its Associated Spring facility located in Saline, Michigan.

2015: 1) short-term purchase accounting adjustments related to its Männer acquisition, 2) short-term purchase accounting adjustments related to its Thermoplay acquisition, 3) transaction costs related to its Thermoplay and Priamus acquisitions, 4) restructuring and workforce reduction charges and 5) certain charges recorded in the Aerospace segment in the third quarter of 2015 related to a contract termination dispute following a customer sourcing decision.

2016:  1) short-term purchase accounting adjustments related to its FOBOHA acquisition, 2) transaction costs related to its FOBOHA acquisition, 3) charges related to the contract termination dispute and 4) operating income related to the contract termination arbitration award.

Management believes that these adjustments provide the Company and its investors with an indication of our baseline performance excluding items that are not considered to be reflective of our ongoing results. Management does not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider it as an alternative measurement calculated in accordance with GAAP, or as an indicator of the Company's performance. Accordingly, the measurements have limitations depending on their use.

Barnes Group Inc. Financial Results Adjusted for the Reclassification of Pension and Other Postretirement Benefit Costs
Unaudited
Dollars in thousands
	2014				2015				2016
Segment Information	As Reported	Adjustments		As Adjusted (1)	As Reported	Adjustments		As Adjusted (1)	As Reported	Adjustments		As Adjusted (1)
Net sales
Industrial	$822,051	$—		$822,051	$782,273	$—		$782,273	$824,216	$—		$824,216
Aerospace	439,959	—		439,959	411,709	—		411,709	406,541	—		406,541
Intersegment sales	(4)	—		(4)	(7)	—		(7)	(3)	—		(3)
Total net sales	$1,262,006	$—		$1,262,006	$1,193,975	$—		$1,193,975	$1,230,754	$—		$1,230,754

Operating profit
Industrial	$108,360	1,204		$109,564	$102,950	12,149		$115,099	$129,677	2,122		$131,799
Aerospace	71,614	(11)		71,603	65,446	2,997		68,443	62,501	(4)		62,497
Total operating profit	$179,974	$1,193		$181,167	$168,396	$15,146		$183,542	$192,178	$2,118		$194,296

Operating margin
Industrial	13.2%	10	bps	13.3%	13.2%	150	bps	14.7%	15.7%	30	bps	16.0%
Aerospace	16.3%	—	bps	16.3%	15.9%	70	bps	16.6%	15.4%	—	bps	15.4%
Total operating margin	14.3%	10	bps	14.4%	14.1%	130	bps	15.4%	15.6%	20	bps	15.8%

Non-GAAP Financial Measure Reconciliation	As Presented	Adjustments		As Adjusted (1)	As Presented	Adjustments		As Adjusted (1)	As Presented	Adjustments		As Adjusted (1)
Operating Profit - Industrial Segment (GAAP)	$108,360	$1,204		$109,564	$102,950	$12,149		$115,099	$129,677	$2,122		$131,799
Männer short-term purchase accounting adjustments	8,504	—		8,504	1,481	—		1,481	—	—		—
Thermoplay short-term purchase accounting adjustments	—	—		—	1,167	—		1,167	—	—		—
FOBOHA short-term purchase accounting adjustments	—	—		—	—	—		—	2,316	—		2,316
Acquisition transaction costs	—	—		—	970	—		970	1,164	—		1,164
Restructuring/reduction in force	6,020	—		6,020	3,448	—		3,448	—	—		—
Pension lump-sum settlement charge	—	—		—	7,450	(7,450)		—	—	—		—
Operating Profit - Industrial Segment as adjusted (Non-GAAP)(2)	$122,884	$1,204		$124,088	$117,466	$4,699		$122,165	$133,157	$2,122		$135,279
Operating Margin - Industrial Segment (GAAP)	13.2%			13.3%	13.2%			14.7%	15.7%			16.0%
Operating Margin - Industrial Segment as adjusted (Non-GAAP)(2)	14.9%			15.1%	15.0%			15.6%	16.2%			16.4%
Operating Profit - Aerospace Segment (GAAP)	$71,614	$(11)		$71,603	$65,446	$2,997		$68,443	$62,501	$(4)		$62,497
Restructuring/reduction in force	—	—		—	774	—		774	—	—		—
Contract termination dispute charges	—	—		—	2,788	—		2,788	3,005	—		3,005
Contract termination arbitration award	—	—		—	—	—		—	(1,371)	—		(1,371)
Pension lump-sum settlement charge	—	—		—	2,405	(2,405)		—	—	—		—
Operating Profit - Aerospace Segment as adjusted (Non-GAAP)(2)	$71,614	$(11)		$71,603	$71,413	$592		$72,005	$64,135	$(4)		$64,131
Operating Margin - Aerospace Segment (GAAP)	16.3%			16.3%	15.9%			16.6%	15.4%			15.4%
Operating Margin - Aerospace Segment as adjusted (Non-GAAP)(2)	16.3%			16.3%	17.3%			17.5%	15.8%			15.8%

Notes:
(1) Represents "As Reported" or "As Presented" financial information adjusted on a retrospective basis to reflect the impact of the reclassification of pension and other postretirement benefit costs.

(2) The Company has excluded the following from its "as adjusted Non-GAAP" financial measurements:

2014:  1) short-term purchase accounting adjustments related to its Männer acquisition and 2) restructuring charges related to the closure of production operations at its Associated Spring facility located in Saline, Michigan.

2015:  1) short-term purchase accounting adjustments related to its Männer acquisition, 2) short-term purchase accounting adjustments related to its Thermoplay acquisition, 3) transaction costs related to its Thermoplay and Priamus acquisitions, 4) restructuring and workforce reduction charges and 5) certain charges recorded in the Aerospace segment in the third quarter of 2015 related to a contract termination dispute following a customer sourcing decision.

2016:  1) short-term purchase accounting adjustments related to its FOBOHA acquisition, 2) transaction costs related to its FOBOHA acquisition, 3) charges related to the contract termination dispute and 4) operating income related to the contract termination arbitration award.

Management believes that these adjustments provide the Company and its investors with an indication of our baseline performance excluding items that are not considered to be reflective of our ongoing results. Management does not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider it as an alternative measurement calculated in accordance with GAAP, or as an indicator of the Company's performance. Accordingly, the measurements have limitations depending on their use.

Barnes Group Inc. Financial Results Adjusted for the Reclassification of Pension and Other Postretirement Benefit Costs
Unaudited
Dollars in thousands
	Q1 2017			Q2 2017			Q3 2017			Q4 2017			2017 Full Year
Income Statement	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)
Net sales	$341,802	$—	$341,802	$364,493	$—	$364,493	$357,156	$—	$357,156	$373,048	$—	$373,048	$1,436,499	$—	$1,436,499
Cost of sales	219,833	(284)	219,549	236,506	6,032	242,538	236,016	(610)	235,406	246,933	(647)	246,286	939,288	4,491	943,779
Selling and administrative expenses	66,221	(246)	65,975	70,847	349	71,196	73,354	(502)	72,852	76,511	(265)	76,246	286,933	(664)	286,269
	286,054	(530)	285,524	307,353	6,381	313,734	309,370	(1,112)	308,258	323,444	(912)	322,532	1,226,221	3,827	1,230,048
Operating income	55,748	530	56,278	57,140	(6,381)	50,759	47,786	1,112	48,898	49,604	912	50,516	210,278	(3,827)	206,451
Operating margin	16.3%		16.5%	15.7%		13.9%	13.4%		13.7%	13.3%		13.5%	14.6%		14.4%
Interest expense	3,349	—	3,349	3,541	—	3,541	3,748	—	3,748	3,934	—	3,934	14,571	—	14,571
Other expense (income), net	23	530	553	394	(6,381)	(5,987)	357	1,112	1,469	(767)	912	145	8	(3,827)	(3,819)
Income before income taxes	52,376	—	52,376	53,205	—	53,205	43,681	—	43,681	46,437	—	46,437	195,699	—	195,699
Income taxes	14,073	—	14,073	8,178	—	8,178	8,348	—	8,348	105,685	—	105,685	136,284	—	136,284
Net income	$38,303	$—	$38,303	$45,027	$—	$45,027	$35,333	$—	$35,333	$(59,248)	$—	$(59,248)	$59,415	$—	$59,415

Non-GAAP Financial Measure Reconciliation	As Presented	Adjustments	As Adjusted (1)	As Presented	Adjustments	As Adjusted (1)	As Presented	Adjustments	As Adjusted (1)	As Presented	Adjustments	As Adjusted (1)	As Presented	Adjustments	As Adjusted (1)
Operating Income (GAAP)	$55,748	$530	$56,278	$57,140	$(6,381)	$50,759	$47,786	$1,112	$48,898	$49,604	$912	$50,516	$210,278	$(3,827)	$206,451
FOBOHA short-term purchase accounting adjustments	600	—	600	1,193	—	1,193	501	—	501	—	—	—	2,294	—	2,294
Restructuring/reduction in force	—	—	—	(1,652)	7,447	5,795	260	—	260	1,406	—	1,406	13	7,447	7,460
Operating Income as adjusted (Non-GAAP)(2)	$56,348	$530	$56,878	$56,681	$1,066	$57,747	$48,547	$1,112	$49,659	$51,010	$912	$51,922	$212,585	$3,620	$216,205
Operating Margin (GAAP)	16.3%		16.5%	15.7%		13.9%	13.4%		13.7%	13.3%		13.5%	14.6%		14.4%
Operating Margin as adjusted (Non-GAAP)(2)	16.5%		16.6%	15.6%		15.8%	13.6%		13.9%	13.7%		13.9%	14.8%		15.1%

Notes:
(1) Represents "As Reported" or "As Presented" financial information adjusted on a retrospective basis to reflect the impact of the reclassification of pension and other postretirement benefit costs.

(2) The Company has excluded the following from its "as adjusted Non-GAAP" financial measurements for 2017: 1) short-term purchase accounting adjustments related to its FOBOHA acquisition and 2) the net (gain) loss from restructuring actions related to the closure and consolidation of two manufacturing facilities within the Industrial segment. Management believes that these adjustments provide the Company and its investors with an indication of our baseline performance excluding items that are not considered to be reflective of our ongoing results. Management does not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider it as an alternative measurement calculated in accordance with GAAP, or as an indicator of the Company's performance. Accordingly, the measurements have limitations depending on their use.

Barnes Group Inc. Financial Results Adjusted for the Reclassification of Pension and Other Postretirement Benefit Costs
Unaudited
Dollars in thousands
	Q1 2017				Q2 2017				Q3 2017				Q4 2017				2017 Full Year
Segment Information	As Reported	Adjustments		As Adjusted (1)	As Reported	Adjustments		As Adjusted (1)	As Reported	Adjustments		As Adjusted (1)	As Reported	Adjustments		As Adjusted (1)	As Reported	Adjustments		As Adjusted (1)
Net sales
Industrial	$227,340	$—		$227,340	$251,845	$—		$251,845	$240,390	$—		$240,390	$254,334	$—		$254,334	$973,890	$—		$973,890
Aerospace	114,470	—		114,470	112,662	—		112,662	116,767	—		116,767	118,718	—		118,718	462,617	—		462,617
Intersegment sales	(8)	—		(8)	(14)	—		(14)	(1)	—		(1)	(4)	—		(4)	(8)	—		(8)
Total net sales	$341,802	$—		$341,802	$364,493	$—		$364,493	$357,156	$—		$357,156	$373,048	$—		$373,048	$1,436,499	$—		$1,436,499

Operating profit
Industrial	$33,456	$447		$33,903	$37,395	$(6,512)		$30,883	$29,308	$1,028		$30,336	$26,899	$830		$27,729	$127,056	$(4,207)		$122,849
Aerospace	22,292	83		22,375	19,745	131		19,876	18,478	84		18,562	22,705	82		22,787	83,222	380		83,602
Total operating profit	$55,748	$530		$56,278	$57,140	$(6,381)		$50,759	$47,786	$1,112		$48,898	$49,604	$912		$50,516	$210,278	$(3,827)		$206,451

Operating margin
Industrial	14.7%	20	bps	14.9%	14.8%	(250)	bps	12.3%	12.2%	40	bps	12.6%	10.6%	30	bps	10.9%	13.0%	(40)	bps	12.6%
Aerospace	19.5%	—	bps	19.5%	17.5%	10	bps	17.6%	15.8%	10	bps	15.9%	19.1%	10	bps	19.2%	18.0%	10	bps	18.1%
Total operating margin	16.3%	20	bps	16.5%	15.7%	(180)	bps	13.9%	13.4%	30	bps	13.7%	13.3%	20	bps	13.5%	14.6%	(20)	bps	14.4%

Non-GAAP Financial Measure Reconciliation	As Presented	Adjustments		As Adjusted (1)	As Presented	Adjustments		As Adjusted (1)	As Presented	Adjustments		As Adjusted (1)	As Presented	Adjustments		As Adjusted (1)	As Presented	Adjustments		As Adjusted (1)
Operating Profit - Industrial Segment (GAAP)	$33,456	$447		$33,903	$37,395	$(6,512)		$30,883	$29,308	$1,028		$30,336	$26,899	$830		$27,729	$127,056	$(4,207)		$122,849
FOBOHA short-term purchase accounting adjustments	600	—		600	1,193	—		1,193	501	—		501	—	—		—	2,294	—		2,294
Restructuring/reduction in force	—	—		—	(1,652)	7,447		5,795	260	—		260	1,406	—		1,406	13	7,447		7,460
Operating Profit - Industrial Segment as adjusted (Non-GAAP)(2)	$34,056	$447		$34,503	$36,936	$935		$37,871	$30,069	$1,028		$31,097	$28,305	$830		$29,135	$129,363	$3,240		$132,603
Operating Margin - Industrial Segment (GAAP)	14.7%			14.9%	14.8%			12.3%	12.2%			12.6%	10.6%			10.9%	13.0%			12.6%
Operating Margin - Industrial Segment as adjusted (Non-GAAP)(2)	15.0%			15.2%	14.7%			15.0%	12.5%			12.9%	11.1%			11.5%	13.3%			13.6%

Notes:
(1) Represents "As Reported" or "As Presented" financial information adjusted on a retrospective basis to reflect the impact of the reclassification of pension and other postretirement benefit costs.

(2) The Company has excluded the following from its "as adjusted Non-GAAP" financial measurements for 2017: 1) short-term purchase accounting adjustments related to its FOBOHA acquisition and 2) the net (gain) loss from restructuring actions related to the closure and consolidation of two manufacturing facilities within the Industrial segment. Management believes that these adjustments provide the Company and its investors with an indication of our baseline performance excluding items that are not considered to be reflective of our ongoing results. Management does not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider it as an alternative measurement calculated in accordance with GAAP, or as an indicator of the Company's performance. Accordingly, the measurements have limitations depending on their use.